                                                                     EXHIBIT 4.1


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  Certificate No.                                                 Shares

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                                                            CUSIP
                                                                  --------------

                              [LOGO APPEARS HERE]

                            HIGHLAND BANCORP, INC.



                    COMMON STOCK, $0.01 PAR VALUE PER SHARE

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS



          This certifies that

is the record owner of _____________ fully paid and non-assessable shares of Common Stock, $0.01 Par Value Per Share, of Highland Bancorp, Inc. (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Corporation.

          IN WITNESS WHEREOF the Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


-----------------------------                  ---------------------------------
Anthony L. Frey, Secretary                     Stephen N. Rippe, President

                               [Corporate Seal]

                         Countersigned and registered:
                    CHASE MELLON SHAREHOLDER SERVICES, LLC        Transfer Agent
                                                                  and Registrar
                           By
                             ----------------------------
                             Authorized Signature



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                            Highland Bancorp, Inc.



The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable law or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
   JT TEN  - as joint tenants with right
             of survivorship and not as
             tenants in common

   UNIF GIFT MIN ACT_____________ Custodian     ___________
                    (Cust)                      (Minor)
                    under Uniform Gifts to Minors Act
                    _____________
                    (State)

      Additional abbreviations may be used though not in the above list.

FOR VALUE RECEIVED ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

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  PLEASE INSERT SOCIAL SECURITY NO. OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


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_______________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTRAR OF THE WITHIN CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:_________________ 19__


                                            ----------------------------------

                                            ----------------------------------
                                            NOTICE: THE SIGNATURE TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN UPON THE FACE OF
                                            THE CERTIFICATE IN EVERY PARTICULAR
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15.